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                                                                    EXHIBIT 99.0



                            PARK 20 WEST OFFICE PARK

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996
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              [FARMER, FUQUA, HUNT & MUNSELLE, P.C. LETTERHEAD]




                          Independent Auditors' Report



To the Board of Directors
Tarragon Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of Park 20 West Office Park for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Tarragon Realty Investors, Inc.) and, as described in
Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Park 20 West Office Park for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
October 14, 1997
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                            PARK 20 WEST OFFICE PARK
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1996



REVENUES
         Net rental revenues                                                                $      817,685
         Other revenues                                                                              1,832
                                                                                            --------------

                 Total revenues                                                                    819,517

DIRECT OPERATING EXPENSES
         Repairs and maintenance                                                                   148,627
         Utilities                                                                                 133,593
         Property taxes                                                                             75,138
         Salaries and benefits                                                                      41,139
         Insurance                                                                                   7,848
                                                                                            --------------

                 Total direct operating expenses                                                   406,345
                                                                                            --------------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                                             $      413,172
                                                                                            ==============





        The accompanying notes are an integral part of this statement.
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                            PARK 20 WEST OFFICE PARK
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               December 31, 1996


NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

                 Park 20 West Office Park is a 69,066 square foot office complex located in Tallahassee, Florida. During 1996, the property was owned by Adar Realty Company.

                 The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  ACCOUNTING ESTIMATES

                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:  SUBSEQUENT EVENT

                 The property was sold to Tarragon Realty Investors, Inc., a Nevada corporation, on August 15, 1997.